                                                                    Exhibit 10.2


                                PLEDGE AGREEMENT

            THIS PLEDGE AGREEMENT (this "Agreement") is made as of May 20, 2002, by and among William McGlashan (the "Pledgor") in favor of Critical Path, Inc., a California corporation (the "Lender"),

                               W I T N E S S T H:

            WHEREAS, the Pledgor owns, or will own pursuant to the exercise of options, shares of the common stock of the Lender (the Shares");

            WHEREAS, substantially simultaneously herewith, the Lender will enter into a loan agreement (the "Loan Agreement") with the Pledgor, pursuant to which the Lender will make a loan to the Pledgor for the purchase price of a principal residence that shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) (the "Loan"); and

            WHEREAS, it is a condition precedent to the Lender lending money under the Loan Agreement that the Pledgor shall have executed and delivered this Agreement, pursuant to which the Pledgor pledges that number of Shares, if any, that have an aggregate value, when combined with the fair market value of the Property secured by the Deed of Trust (the "Property") described in the Loan Agreement (the "Deed of Trust"), of at all times not less than 120% of the total of (i) the then current outstanding balance of Loan, (ii) all interest thereon, and (iii) any other loan or other obligation of the Pledgor secured by the Property and which is senior to the Loan, plus all interest thereon (the "Pledged Shares"):

            NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to loan the Pledgor such funds as stated above, the Pledgor hereby agrees as follows:

      1. Pledge and Grant of Security Interest. As security for the prompt and complete payment and performance of any and all obligations, now or hereafter existing, of the Pledgor under this Agreement or the Loan Agreement, including any extensions, modifications, substitutions, amendments and renewals hereof or thereof, whether for principal, interest, fees, premiums, expenses, reimbursement obligations, indemnification or otherwise, the Pledgor hereby pledges to the Lender, and grants to the Lender a security interest in, any and all of the Pledgor's right, title and interest in and to the following, whether now owned or existing or hereafter acquired or owned (collectively, the "Collateral"):

      (a) the Pledged Shares;

      (b) all securities or other instruments in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise);

      (c) any distributions of cash or property in respect of the items described in the preceding clauses (a) and (b);

      (d) all proceeds and products of any of the foregoing items, however and whenever acquired and in whatever form; and

      (e) any other property or assets pledged by Pledgor, in order to substitute for existing Collateral or to provide sufficient security for the Loan as required hereunder

            Notwithstanding any other provision of this Agreement, the aggregate of value of the Collateral shall be limited to the value that, when combined with the fair market value of the Property secured by the Deed of Trust, is at all times not less than 120% of the aggregate of (i) the outstanding balance of the Loan, plus all interest thereon, and (ii) any other loan or other obligation of the Pledgor secured by the Property and which is senior to the Loan, plus all interest thereon. For the purpose of determining whether or not the Lender has sufficient security for the Loan, the Lender shall have the right to obtain independent appraisals of the Property at the Lender's expense, on an annual basis or prior to the Loan becoming subordinate to any other loan, if ever. If necessary following such appraisal, Mr. McGlashan shall provide the Company with an irrevocable power of attorney coupled with an interest giving authority to the Company to exercise on Pledgor's behalf any vested options following any Event of Default. If, (a) the value of the Collateral, when combined with the fair market value of the Property is approximately 90% or less of the total of
(i) the then current outstanding balance of the Loan, plus all interest thereon, and (ii) any other loan or obligation of the Pledgor secured by the Property and which is senior to the Loan, plus all interest thereon, (b) there are no additional Shares available to increase the value of the Collateral, and (c) the Company's auditor determines that the Company would be required to take a charge against earnings and treat the Loan as bonus compensation to Pledgor, then Pledgor shall deliver to the Company other personal or real property security sufficient to increase the total value of the Collateral and the Property to 100% of the total of (i) the then current outstanding balance of the Loan, plus all interest thereon, and (ii) any other loan or obligation of the Pledgor secured by the Property and which is senior to the Loan, plus all interest thereon. In addition, with respect to any options necessary to satisfy the Collateral requirement hereunder, Pledgor shall deliver to Lender his written commitment, in form reasonably acceptable to Lender, that he shall not exercise or transfer any such options. All such options shall immediately become part of the Collateral. .

      2. Delivery of Collateral; After-Acquired Collateral.

      (a) Simultaneously with or prior to the execution of this Agreement, all certificates or instruments representing or evidencing the Collateral shall be delivered to the Lender and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, including signature guarantees, all in form and substance satisfactory to the Lender. The Lender shall have the right during the existence of an Event of Default (as defined in the Note) but without any requirement for prior written notice to the Pledgor, to transfer to or to register in the name of the Lender or any of its nominees any or all of the Collateral. Except as provided in Section 12 hereof, the Pledgor shall maintain all voting rights in the Collateral.

      (b) While this Agreement is in effect, if the Pledgor becomes entitled to receive or receives any additional Collateral, the Pledgor shall accept such Collateral on behalf of and for the benefit of the Lender and shall promptly deliver such additional Collateral to the Lender together with duly executed forms of assignment, and such additional Collateral shall be deemed to be part of the Collateral hereunder.

      3. Distributions. While this Agreement is in effect, the Pledgor shall be entitled to receive all dividends, distributions and other property (cash or otherwise) paid or distributed in respect to any of the Collateral, except after an Event of Default, in which case all of which shall be paid to the Lender and shall be applied promptly to the payment of the principal and then to the accrued interest under the Loan.

      4. Representations and Warranties of the Pledgor. The Pledgor hereby represents and warrants to the Lender as of the date hereof and for so long as any of the Pledgor's obligations or liabilities under the Loan Agreement or this Agreement remains outstanding:

      (a) the Pledgor has good and indefeasible title to the Collateral and has the right to grant the security interest provided for herein, and none of the Collateral is subject to any lien, pledge, charge, encumbrance or security interest or right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof. There exists no adverse claim with respect to the Collateral;

      (b) to the best knowledge of Pledgor, as of the date hereof, all of the shares of the Collateral are fully vested, and none of the Collateral is subject to forfeiture of any nature;

      (c) the Pledgor intends this Agreement and the pledge of Collateral hereunder to create a valid and perfected first priority security interest in the Collateral;

      (d) to the best knowledge of Pledgor, no security agreement, financing agreement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender pursuant to this Agreement;

      (e) to the best knowledge of Pledgor, the execution, delivery and performance by the Pledgor of this Agreement will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Pledgor is a party or by which the Pledgor is bound;

      (f) to the best knowledge of Pledgor, none of the Collateral is subject to any unpaid capital call or dispute, any buy-sell, voting trust, transfer restriction, preferential right to purchase or similar agreement or any option, warrant, put or call or similar agreement or other rights or restrictions in favor of third persons; all of the Collateral is duly authorized, fully paid, validly issued and non-assessable and was not issued in violation of the rights of any person; this Agreement accurately describes the Collateral owned and pledged by the Pledgor;

      (g) to the best knowledge of Pledgor, no dispute, right of setoff, counterclaim or defense exists with respect to any portion of the Collateral;

      (h) the Pledgor's signature on this Agreement is genuine and the Pledgor has the legal competence and capacity to execute this Agreement;

      (i) the address given herein as the Pledgor's principal place of residence is the Pledgor's true and correct principal place of residence; and

      (j) this Agreement constitutes the legal, valid and binding obligation of the Pledgor.

      5. Covenants of the Pledgor. The Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Loan has been repaid and all other obligations of the Pledgor hereunder or thereunder have been discharged, the Pledgor shall:

      (a) not create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Collateral or the Pledgor's rights as a holder thereof, other than pursuant to this Agreement;

      (b) promptly execute and deliver at his or her own expense such further instruments and documents (including Uniform Commercial Code or other applicable financing statements) and do such further acts and things as the Lender may reasonably request in order to effect the purposes of this Agreement;

      (c) warrant and defend title to and ownership of the Collateral at his or her own expense against the claims and demands of all other parties claiming an interest therein;

      (d) notify the Lender promptly upon change of his or her principal place of residence;

      (e) upon reasonable request by the Lender, conspicuously mark each of his or her records pertaining to the Collateral with the following legend:

            THIS INSTRUMENT IS SUBJECT TO A SECURITY INTEREST AND LIEN PURSUANT TO A PLEDGE AGREEMENT DATED AS OF MAY 20, 2002 (AS THE SAME HAS BEEN AND MAY HEREAFTER BE AMENDED, MODIFIED, OR RESTATED) MADE BY WILLIAM MCGLASHAN FOR THE BENEFIT OF THE LENDER NAMED THEREIN.

or other such legend, in form and substance reasonably satisfactory to and as specified by the Lender, indicating that such Collateral is subject to the pledge and security interest granted hereby;

      (f) if any of the Collateral is an uncertificated security within the meaning of the UCC or otherwise not evidenced by any stock certificate or similar certificate or instrument, the Pledgor agrees to promptly notify the Lender and take all actions necessary to ensure perfection of the security interest under prevailing and applicable law, including, as applicable, under
Article 8 or 9 of the UCC, and, without any limitation of the foregoing, prior to or concurrently with the pledge hereunder of the Collateral to which this section applies (and as reasonably requested by the Lender thereafter), use commercially reasonable efforts to ensure that all Collateral that is an uncertificated security is re-registered in the name of the Lender;

      (g) if any of the Collateral is a certificated security within the meaning of the UCC, the Pledgor agrees to, simultaneously with or prior to the execution of this Agreement (and as reasonably requested by the Lender thereafter), take all actions necessary to ensure perfection of the security interest under prevailing and applicable law, including, as applicable, under Article 8 or 9 of the UCC, and, without any limitation of the foregoing, deliver all certificates or instruments representing or evidencing the Collateral to the Lender, accompanied by a duly executed assignment separate from the certificate in the form attached hereto as Exhibit A;

      (h) pay all taxes, assessments and charges assessed with respect to the Collateral; and

      (i) do all such other things as the Lender may reasonably deem necessary or appropriate in order to assure to the Lender its security interests under this Agreement, to the extent that such acts are not inconsistent with any provision of this Agreement.

      6. Event of Default. Upon the occurrence of an Event of Default (as defined in the Loan Agreement), the Lender shall have the right to exercise any and all the rights, powers and remedies of any owner of the Collateral (including, without limitation, the right to vote the Collateral) and shall have and may exercise without demand any and all of the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of California or otherwise available to the Lender under applicable law. The Pledgor agrees that in the event the Lender shall, during the existence of an Event of Default, sell the Collateral or any portion thereof at any private sale or sales, the Lender shall have the right to rely upon the advice and opinion of independent appraisers and other personas, which appraisers and other persons are acceptable to the Lender, as to the best price reasonably obtainable upon such a private sale thereof. The Pledgor shall have no right to redeem any of the Collateral after any such sale or assignment. At any such sale or auction, the Lender may bid for, and become the purchaser of, the whole or any part of the Collateral offered for sale. In case of any such sale, after deducting the costs, reasonable attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied promptly to the payment first of accrued interest and then to principal under the Note; provided, however, that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to the Pledgor and the Pledgor shall be entitled to the return of any of the Collateral remaining in the hands of the Lender. Notwithstanding anything herein to the contrary, in case of any Event of Default, Pledgor shall have, with respect to the Collateral, all notice and reinstatement rights applicable by California statute to foreclosure of real property security. In any event, the Pledgor shall not be liable for any deficiency if the proceeds of sale of the Collateral are insufficient to pay the accrued and unpaid interest together with the remaining unpaid principal on the Note.

      7. Costs and Attorneys' Fees. All costs and expenses (including reasonable attorneys' fees and any transfer, stamp or other similar taxes with respect to the transfer of any Collateral to the Lender) incurred in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and be payable immediately upon demand.

      8. Payment of Loan and Release of Collateral. Upon payment in full of the Loan and the discharge of all of the Pledgor's obligations under the Loan Agreement and under this

Agreement, the Lender shall surrender the remaining Collateral, if any, to the Pledgor together with all forms of assignment. Upon the written request of Pledgor, to be delivered not more frequently than once every 12 months hereunder, Lender shall release to Pledgor that portion of the Collateral, if any, that has an aggregate value, when combined with the fair market value of the Property, of more than 150% of the total of (i) the then current outstanding balance of the Loan, (ii) all interest thereon, and (iii) any other loan or other obligation of the Pledgor secured by the Property and which is senior to the Loan, plus all interest thereon.

      9. No Waiver; Cumulative Remedies. The Lender shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lender, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

      10. Notices. All notices and other communications hereunder shall be in writing and shall be given as described in the Loan Agreement.

      11. Principal Place of Residence. The principal place of residence of the Pledgor as of the date hereof follows:

      [_______]

      12. Proxy and Power of Attorney. THE PLEDGOR HEREBY IRREVOCABLY GRANTS TO LENDER THE PLEDGOR'S PROXY EXERCISABLE ONLY DURING THE EXISTENCE OF AN EVENT OF DEFAULT TO VOTE ANY COLLATERAL AND APPOINTS THE LENDER THE PLEDGOR'S ATTORNEY-IN-FACT, EXERCISABLE ONLY DURING THE EXISTENCE OF AN EVENT OF DEFAULT TO PERFORM ALL OBLIGATIONS OF THE PLEDGOR UNDER THIS AGREEMENT. THE PROXY AND POWER OF ATTORNEY GRANTED HEREIN ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO PAYMENT IN FULL OF THE INDEBTEDNESS EVIDENCED BY THE NOTE.

      13. Modifications. No amendment, modification, termination, discharge or waiver of any provision of this Agreement shall be effective unless the same shall be set forth in writing and signed by the Pledgor and the Lender and then only to the extent specifically set forth therein.

      14. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      15. Entirety. This Agreement, the Note and the Securities Transfer Agreement represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating hereto and thereto.

      16. Governing Law. The rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of California, without regard to conflicts of law principles.

      17. Acknowledgment. The Pledgor hereby acknowledges that (a) he/she has fully read this Agreement and any and all related matters and documents, and (b) he/she fully understands all terms of this Agreement and any and all related matters and documents.

      18. Construction. The language used in this Agreement is the language chosen by the parties hereto to express their intent, and thus the Pledgor hereby acknowledges and expressly agrees that the terms of this Agreement shall not be construed against the Lender under any doctrine or rule which results in construal against the Lender as drafter hereof.

      19. Successors and Assigns. If the Lender shall designate a successor to the Lender, such successor shall automatically be substituted for the Lender hereunder and shall take free from any defenses the Pledgor may have against the Lender or any other person whatsoever. This Agreement shall be binding on the Pledgor and the Pledgor's heirs, executors, administrators, successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. The Pledgor may not assign this Agreement without the prior written consent of the Lender, which consent may be withheld by the Lender in its sole discretion. The Lender may assign this Agreement without the consent of the Pledgor.

      20. Captions and Headings. Captions and headings are for convenience only, are not a part of, and shall not be used to construe any provision of, this Agreement.

      21. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.



                  [remainder of page intentionally left blank]

            IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first written above.


                                    THE PLEDGOR

                                               /s/ William McGlashan
                                    ------------------------------------------
                                                William McGlashan



                                 SPOUSAL CONSENT

      I acknowledge that I have read the foregoing Pledge Agreement (the "Agreement") and that I know its contents. I am aware that, by its provisions, my spouse agrees to pledge the shares of capital stock of Critical Path, Inc., a California corporation (the "Company"), held by him, including my community interest in them (the "Shares"), to the Company as security for the Loan (as defined in the Agreement). Furthermore, I acknowledge that I have had the opportunity to ask such questions of representatives of the Company, and to receive such answers and financial and other information concerning the Company and the Agreement, as I have requested or deem necessary for me to understand and evaluate the Agreement. I hereby consent to the pledge of the Shares, approve of the provisions of the Agreement, and agree that I will not bequeath the Shares or any of them, or any interest in them by my will if I predecease my spouse. I direct that a residuary clause in my will shall not be deemed to apply to my community interest in the Shares.

      Dated: ___________ , 2002.


                              By:    /s/ Marie McGlashan
                                 ____________________________
                                     Marie McGlashan

                                    EXHIBIT A
                      Assignment Separate from Certificate

                      (attached as a separate document)

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE



            For value received, the undersigned, William McGlashan, a shareholder of Critical Path, Inc., a California corporation ("Critical Path"), hereby sells, assigns, transfers and delivers unto Critical Path _________ shares of the common stock of Critical Path standing in the name of the undersigned on the books of Critical Path represented by Certificate No.
____.

            Dated:





                                       By ____________________________________
                                                     William McGlashan

                             SECURED PROMISSORY NOTE

May 20, 2002                                                   San Francisco, CA


1. Borrower's Promise to Pay. In return for a loan that we, the Borrowers, have received, each of us promises to pay One Million Five Hundred Thousand Dollars ($1,500,000.00) or so much thereof as shall be disbursed hereunder (the "Principal"), plus interest, to the order of Critical Path, Inc., a California corporation, whose address is 350 The Embarcadero, San Francisco, CA 94105 (the "Lender"). We will make all payments under this Note in the form of cash, check, money order or by transfer of immediately available funds or by setoff against amounts owed to the Borrower by the Lender. We understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments hereunder is called the "Note Holder." This Note is executed pursuant to that certain Loan Agreement dated May 20, 2002, between Borrower and Lender (the "Loan Agreement").

2. Interest. Interest will be charged on the outstanding Principal balance until the full amount of Principal has been paid. We understand that the interest rate is 4.75% per annum. We will pay all of the accrued interest when the Principal is due.

3. Repayment.

      (a) We will pay the Principal and interest due hereunder immediately upon the occurrence of any of the following:

      (i) a sale of the property located at the address listed above, except as expressly provided in the Loan Agreement;

      (ii)  the tenth anniversary from the date hereof; or

      (iii) except as provided in subsection 3(a)(i), the property located at the address listed above ceases to be the principal residence of the Borrowers.

      (b) We will pay the Principal and interest due hereunder within twelve
(12) months of the termination of the employment of the undersigned, William McGlashan, if such termination occurs for any of the following reasons:

      (i) the voluntary resignation of William McGlashan as chief executive officer ("CEO") of the Lender;

      (ii) the Board of Directors of the Lender terminates William McGlashan for Cause (as defined in the First Amended and Restated Employment Agreement, by and between the Lender and William McGlashan, dated as of January 7, 2002); or

      (iii) the death of William McGlashan.

      (c) All of our obligations to repay the Principal and interest hereunder shall terminate upon the occurrence of a Change of Control (as hereinafter defined) of the Lender that is commenced while William McGlashan is CEO of the Lender; provided that the consideration received for such Change of Control is greater than ten dollars ($10) per share of the common stock of the Lender. For the purposes of this Note, "Change of Control" shall mean any of the following:

            (i) the consummation of a merger or consolidation of the Lender with or into another entity or any other corporate reorganization, if more than fifty Percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Lender immediately prior to such merger, consolidation or other reorganization;

            (ii) the sale, transfer or other disposition of all or substantially all of the Lender's assets;

            (iii) the dissolution, liquidation or winding up of the Lender; or

            (iv) any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Lender representing at least of twenty percent (20%) of the total voting power represented by the Lender's then outstanding voting securities.

For purposes of this Section 3, the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Securities Exchange Act but shall exclude: (A) trustee or other fiduciary or a subsidiary of the Lender; (B) a corporation owned directly or indirectly by the shareholders of the Lender in substantially the same proportions as their ownership of the common stock of the Lender; and (C) the Lender.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Lender's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Lender's securities immediately before such transactions.

If the foregoing results in forgiveness of the Loan ("Loan Forgiveness"), and if the Loan forgiveness constitutes income under any applicable tax law, Borrowers shall timely and fully satisfy any withholding obligations on the Loan Forgiveness by paying the Company the required withholding amount in cash. To the extent that Borrowers do not satisfy the withholding requirements on the Loan Forgiveness, then the amount of actual Loan Forgiveness shall be reduced by such unsatisfied withholding amount and the amount of such reduction shall instead be treated as a cash bonus ("Withholding Bonus"). The Withholding Bonus, however, shall be immediately applied to satisfy the required withholding on the sum of the reduced Loan Forgiveness amount and the Withholding Bonus. The Company shall pay the withholding amount to the tax authorities and report such payment on its filings with such tax authorities.

Purely for illustrating how the Loan Forgiveness reduction provision operates, if an event occurred which gave rise to a Loan Forgiveness and if the required withholding amount on $1,500,000 of Loan Forgiveness is $500,000 and if Borrowers did not satisfy any part of such withholding amount, then the actual amount of Loan Forgiveness would be reduced to $1,000,000 and the Withholding Bonus amount would be $500,000 and such Withholding Bonus would be immediately applied by the Company to satisfy the total withholding obligation.

      (d) All payments made under this Section 3 and Section 5 below shall be paid to the Lender at the address stated in Section 1 above.

4. Security. Prior to any amounts being disbursed hereunder, this Note is, and shall be, secured by (i) the Deed of Trust with Assignment of Rents in the form as attached to the Loan Agreement at Exhibit B, as made by the Borrower in favor of the trustee named in the Deed of Trust, for the benefit of the Lender, and
(ii) the Pledge Agreement, by and between the Lender and the Borrower, dated as of the date hereof.

5. Voluntary Prepayment. Any payment made at any time before it is due is a "Prepayment" under this Note. When we choose to make a Prepayment, we will tell the Note Holder in writing when we are doing so. We may make a Prepayment or partial Prepayments without paying any Prepayment charge. All payments under this Note, including any Prepayment, shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof.

6. Loan Charges. If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then: (i) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (ii) any sums already collected from us which exceeded permitted limits will be refunded to us. The Note Holder may choose to make this refund by reducing the Principal we owe under this Note or by making a direct payment to us. If a refund reduces the Principal, the reduction will be treated as a partial Prepayment.

7. Event of Default. Upon the occurrence of an Event of Default (as defined in the Loan Agreement), the Principal and the interest hereunder will become immediately due and payable. Upon such an occurrence of an Event of Default, the Note Holder shall have the right to be reimbursed by us for all costs and expenses incurred in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, without limitation, reasonable attorneys' fees.

8. Giving of Notices. Unless applicable law requires a different method, any notice that must be given to us under this Note shall be given as described in the Loan Agreement.

9. Obligations of Persons under this Note. If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises in this Note.

10. Waivers. We and any other person who has obligations under this Note waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of Dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

11. Lost or Destroyed Loan Documents. If this Note or the Deed of Trust is lost, stolen, mutilated or destroyed, Borrower will deliver a new Note or Deed of Trust to Lender on the same terms and conditions as this Note or the Deed of Trust, with a notation of the unpaid principal in substitution of the prior Note or Deed of Trust. Lender shall furnish to Borrower reasonable evidence that the Note or Deed of Trust was lost, stolen, mutilated or destroyed and any indemnity or other supporting documentation that may be reasonably required by Borrower in connection with the replacement of this Note or the Deed of Trust.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

13. Defined Terms. All defined terms beginning with capital letters and not defined in this Note shall have the meaning given them in the Loan Agreement.

      IN WITNESS WHEREOF, Borrower has executed this Secured Promissory Note as of the date and year first above written.



  /s/ William McGlashan
--------------------------------------
William McGlashan



  /s/ Marie McGlashan
--------------------------------------
Marie McGlashan

RECORDING REQUESTED BY




AND WHEN RECORDED MAIL TO




--------------------------------------------------------------------------------


                                  DEED OF TRUST
                 WITH ASSIGNMENT OF RENTS AS ADDITIONAL SECURITY

      This DEED OF TRUST WITH ASSIGNMENT OF RENTS AS ADDITIONAL SECURITY (this "Deed of Trust") is made between WILLIAM MCGLASHAN and MARIE MCGLASHAN herein collectively called TRUSTOR, whose address is __________________ _____________________, [TITLE COMPANY], a ___________________, herein called
TRUSTEE, and CRITICAL PATH, INC., a California corporation, herein called BENEFICIARY. Trustor irrevocably grants, transfers and assigns to Trustee in trust, with power of sale that property in ________________ County _______________ California, described as:

                          [Property legal description]

(the "Property") together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

      For the purpose of securing (1) payment of the sum of $ ______________________ with interest thereon according to the terms of that certain Secured Promissory Note of even date herewith made by Trustor, payable to order of Beneficiary (the "Note"), and extensions or renewals thereof; (2) the performance of each agreement of Trustor incorporated by reference or contained herein or reciting it is so secured including, without limitation, that certain Loan Agreement of even date herewith between Trustor and Beneficiary (the "Loan Agreement") and that certain Pledge Agreement of even date herewith between Trustor and Beneficiary; (3) payment of additional sums and interest thereon that may hereafter be loaned to Trustor, or his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

      Except as provided in the Loan Agreement, if the Trustor shall convey or alienate the Property or any part thereof or any interest therein or shall be divested of his title in any manner or way, whether voluntary or involuntary, any indebtedness or obligation secured hereby, irrespective of the maturity date expressed in any note evidencing the same, including the Note, at the option of the holder hereof and without demand or notice shall become due and payable immediately.

      To protect and maintain the security of this Deed of Trust, and with respect to the Property, which is described above, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth below, and it is mutually agreed that all of the terms and provisions set forth below shall inure to and bind the parties hereto, with respect to the Property.

      A. To protect and maintain the security of this Deed of Trust, Trustor agrees:

      1. To keep the Property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building that may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting the Property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer, or permit any act upon the Property in violation of law; and do all other acts that from the character or use of the Property may be reasonably necessary.

      2. To promptly perform and observe, or cause to be performed or observed, all of the terms, covenants and conditions of all instruments of record affecting the Property, and to do or to cause to be done all things necessary to preserve intact and unimpaired any and all easements, appurtenances and other interests and rights benefitting or constituting any portion of the Property.

      3. To provide, maintain and deliver to Beneficiary fire insurance and such other insurance (including, without limitation, flood or other hazard insurance and Comprehensive General Liability insurance) as Beneficiary may reasonably require from time to time, satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

      4. To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

      5. To pay: at least ten days before delinquency all taxes and assessments affecting the Property, including assessments on appurtenant water stock (and, at Beneficiary's option, to provide to Beneficiary evidence of such payment); when due, all encumbrances, charges and liens, with interest, on the Property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

      6. To pay immediately and without demand all sums expended by Beneficiary or Trustee pursuant to the provisions hereof, with interest from date of expenditure at the maximum rate allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby, any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

      Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, shall have the right to make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge, or lien which in the judgement of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his or her reasonable fees.

      7. To exonerate, protect, indemnify and defend Beneficiary and Trustee from, and save them harmless against, any and all liability, reasonable expenses (including attorneys' fees and disbursements), or damage of any kind or nature, and from any suits, claims and demands, or on account of any matter or thing, whether in suit or not, arising from (i) the ownership or use of the Property;
(ii) any failure of the Property to be in compliance with any applicable laws; or (iii) Borrower's breach of any of Borrower's covenants and obligations contained in the Note or this Deed of Trust.

      Trustor's foregoing obligations under this Paragraph 7 shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation on its part under any such policy of covering insurance. If any claim, action or proceeding is made or brought against Trustee or Beneficiary that is subject to the indemnity set forth in this Paragraph 7, Trustor shall resist or defend against the same, if necessary, in the name of Trustee or Beneficiary, by attorneys for Trustor's insurance carrier (if the same is covered by insurance) or otherwise by attorneys approved by Beneficiary. Notwithstanding the foregoing, Trustee and Beneficiary, in their discretion, have the right to engage their own attorneys to resist or defend, or assist therein, and Trustor shall pay, or, on demand, shall reimburse Trustee or Beneficiary for the payment of, the reasonable fees and disbursements of said attorneys.

      B. It is mutually agreed that:

      1. Any award of damages in connection with any condemnation for public use of or injury to the Property or any part thereof is hereby assigned and shall be paid to Beneficiary who shall have the right to apply or release such moneys received by him or her in the same manner and with the same effect as above provided for regarding disposition of proceeds of fire or other insurance.

      2. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his or her right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

      3. At any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee has the right to: reconvey any part of the Property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

      4. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Note (and any other note that is secured by the Deed of Trust) to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

      5. All sums payable by Trustor under this Deed of Trust shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as otherwise provided by this Deed of Trust) by reason of: (i) any casualty or condemnation or similar taking of the Property or any part thereof; (ii) any restriction or prevention of or interference with any use of the Property or any part thereof; (iii) any title defect or encumbrance or any eviction from the Property or any part thereof by title paramount or otherwise; (iv) insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; all of items (i) through (iv) above applying whether or not Trustor shall have notice or knowledge of any of the same. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any obligations secured hereby.

      6. As additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of the Property, reserving unto Trustor the right, prior to any Event of Default, as defined in the Loan Agreement (an "Event of Default"), to collect and retain such rents, issues and profits as they become due and payable. Upon any Event of Default, Beneficiary has the right to, at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Property or any part thereof, in his or her own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of the Property , the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any Event of Default or notice of such Event of Default hereunder or invalidate any act done pursuant to such notice.

      7. Upon any Event of Default, Beneficiary shall have the right to declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed of Trust, the Note and all documents evidencing expenditures secured hereby.

      After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by Trustee in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee shall have the right to postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter shall have the right to postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary, may purchase at such sale.

      After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

      8. Beneficiary, or any successor in ownership of any indebtedness secured hereby, has the right to, from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where the Property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed of Trust is recorded and the name and address of the new Trustee.

      9. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term Beneficiary shall mean the owner and holder, including pledgees of the Note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or the neuter, and the singular number includes the plural.

      10. The Trustee accepts this Trust when this Deed of Trust, duty executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

      11. A copy of any notice of default and any notice of sale hereunder shall be mailed to Trustor at his address hereinbefore set forth.

      12. All waivers of rights, powers and remedies by any party hereto must be in writing. No delay, omission or failure by Beneficiary or Trustee to exercise any right, power or remedy to which it may be entitled by reason of any Event of Default or default by the other party shall impair any such right, power or remedy, nor shall such be construed as a release by Beneficiary or Trustee of such right, power or remedy or as a waiver of or acquiescence in any such Event of Default or other default. Any waiver by any party of any right, power or remedy in any instance shall not constitute a waiver of the same or any other right, power or remedy in any other instance.

      13. The parties listed above as Trustor shall each be jointly and severally liable for each obligation of Trustor herein.

      14. This Deed of Trust shall be automatically subordinate to a deed of trust or deeds of trust to be executed by Trustor and recorded in the county where the Property is located to secure (a) a loan (hereinafter referred to as the "Construction Loan") obtained for the purpose of the construction of improvements on the Property, and (b) a loan for the difference, if any between the Loan amount and the purchase price of the Principal Residence the ("Third Party Purchase Money Loan", (the Construction Loan and the Third Party Purchase Money Loan are referred to, collectively, as the "Third Party Loans") provided that the conditions listed below are satisfied. The following are the conditions to this subordination:

      (i) At the time of recordation of the deed of trust securing the Third Party Loans (the "Third Party Loans Deed of Trust"), no unrescinded Notice of Default of this Deed of Trust appear of record.

      (ii)  The total amount of the Third Party Loans shall not exceed
$6,000,000

      (iii) All funds derived from the Construction Loan shall be used only for the construction of improvement on the Property and, to the extent permitted in this Deed of Trust, for the payment of loan fees, interest, or charges directly connection with the construction of improvement on the Property.

      (iv) The total amount of the Third Party Loans plus the Note and all accrued interest thereon shall not exceed 100 percent of the anticipated value of the Property (as determined by an independent appraisal) after completion of the construction of improvements financed by the Construction Loan.

      (v) The maximum loan fees, interest, or other loan charges that may be imposed by each of the Third Party Loans are: (a) Loan fees; 3 percent of the principal amount: (b) Interest; 10 percent per annum; and (c) Other loan charges: a sum not to exceed 2 percent of the principal amount.

      (vi) The Construction Loan shall be payable in equal monthly installments of principal and interest, or interest only, over a period of time of not less than six months or more than ten years, with the total balance all due and payable at the end of that period. The Third Party

Purchase Money Loan shall be payable in equal monthly installments of principal and interest, or interest only, over a period of time of not less than ten years or more than thirty years, with the total balance all due and payable at the end of that period.

      (vii) Additional payments may be made, without penalty, on the principal and accrued interest of the Third Party Loans at any time prior to maturity.

      (viii) The Third Party Loans shall each be made by a federal or state bank, life insurance company, federal or state savings and loan association, or other institutional lender regulated by federal or state authority.

      (ix) If the Construction Loan does not automatically convert to a permanent loan or if it otherwise terminates within the allowable term of loan, as such term is described in Subsection 14(vi) this Deed of Trust shall automatically subordinate to a deed of trust, to be executed by Trustor and recorded in the county where the Property is located, to secure a "take-out" or other permanent loan to replace the Construction Loan and Construction Loan Deed of Trust (hereinafter referred to as the "Permanent Loan"), provided that the Permanent Loan otherwise satisfies the foregoing conditions to subordination.

      (x) Within 10 days after written request therefor from Trustor, Beneficiary shall execute and record a separate agreement of subordination, in recordable form, in favor of the Third Party Loan to which this Deed of Trust is subordinated, and deliver the subordination agreement to the Third Party Loan lender or lender's title company designated by Trustor. Within 10 days after receipt of a written request therefor from Trustor, Beneficiary shall execute a separate agreement of subordination, in recordable form, in favor of the Permanent Loan to which this Deed of Trust is subordinated, and deliver the subordination agreement to the Permanent Loan lender or lender's title company designated by Trustor.

      IN WITNESS WHEROF, the undersigned has caused this Deed of Trust to be executed and delivered under seal as of the day and year first above written.



                                         ----------------------------------
                                         WILLIAM MCGLASHAN



                                         ----------------------------------
                                         MARIE MCGLASHAN

                 CERTIFICATE OF ACKNOWLEDGEMENT OF NOTARY PUBLIC

STATE OF CALIFORNIA,   )
                       )
COUNTY OF              )

      On _________________________ before me, __________________________, personally appeared ________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s), acted, executed the instrument.

      WHEREAS my hand and official seal.

                                                  -----------------------------
                                                  (Signature of Notary Public)





                 CERTIFICATE OF ACKNOWLEDGEMENT OF NOTARY PUBLIC

STATE OF CALIFORNIA,   )
                       )
COUNTY OF              )


      On _________________________ before me, __________________________, personally appeared ________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s), acted, executed the instrument.

      WHEREAS my hand and official seal.

                                                  ----------------------------
                                                  (Signature of Notary Public)